UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 29, 2025

KINETA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37695	20-8436652
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)
7683 SE 27th Street, Suite 481
Mercer Island, WA		98040
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (206) 378-0400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading	Name of each exchange
	Symbol(s)	on which registered
Common Stock, par value $0.001 per share	KANT	OTC Pink Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

As previously disclosed, on December 11, 2024, Kineta, Inc. (“Kineta” or the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement” and the transactions contemplated thereby, the “Mergers”) by and among TuHURA Biosciences, Inc., a Nevada corporation (“TuHURA”), Hura Merger Sub I, Inc., a Delaware corporation and a direct wholly-owned subsidiary of TuHURA, Hura Merger Sub II, LLC, a Delaware limited liability company and direct wholly-owned subsidiary of, and Craig Philips, solely in his capacity as the representative, agent and attorney-in-fact of the stockholders of Kineta. The Merger Agreement allows Kineta, subject to certain terms and conditions, to enter into agreements to sell or otherwise dispose of assets unrelated to KVA12123 (such agreements, “Permitted Asset Disposition Agreements”). Kineta has entered into certain Permitted Asset Disposition Agreements as described below. Each capitalized term used herein but not otherwise defined has the meaning given to it in the Merger Agreement.

GigaGen Agreement

Effective January 29, 2025, Kineta entered into a termination and release agreement (the “GigaGen Agreement”) with GigaGen, Inc. (“GigaGen”) to terminate the existing option and license agreement, dated June 9, 2021 and subsequently amended on July 31, 2022, December 21, 2022 and May 25, 2023 (the “CD27 Agreement”), by and between Kineta and GigaGen, which grants Kineta certain exclusive license for the CD27 drug program. The termination is mutually agreed upon and is not due to any fault or breach by either party. As part of the termination, GigaGen waived all fees accrued, due, or payable by Kineta, totaling $180,000. Kineta agreed to assign all solely owned and jointly owned right, titles, and interests in certain intellectual property and patents related to the CD27 program back to GigaGen. Additionally, pursuant to the GigaGen Agreement, Kineta will transfer all related data and regulatory filings to GigaGen by February 8, 2025. Kineta also granted to GigaGen an exclusive, perpetual, irrevocable, unrestricted, fully paid-up, royalty-free, worldwide, transferable, sublicensable (through multiple tiers) right and license to use, copy, reproduce, modify, create derivative works, make, have made, distribute, commercialize and otherwise fully exploit all information in respect of Kineta’s CD27 program to the full extent of Kineta’s rights therein. Both parties released each other from any claims or liabilities arising from the CD27 Agreement, except for those specified in the GigaGen Agreement.

Pacira Asset Purchase Agreement

On February 4, 2025, Kineta Chronic Pain, LLC, a majority owned subsidiary of Kineta (“Kineta Chronic Pain”), entered into an asset purchase agreement with Pacira Pharmaceuticals, Inc. (“Pacira”) pursuant to which Kineta Chronic Pain agreed to sell certain of its assets related to the development of KCP506, a product candidate for pain treatment. In return, Pacira agreed to pay a purchase price of $450,000 and assume limited liabilities associated with the KCP506 assets. Pacira also agreed to pay for all costs related to patent prosecution for registered intellectual property relating to KCP506 which were due February 1, 2025. The assets to be transferred include intellectual property rights, assumed contracts, permits, inventory, tangible personal property, business records, warranties, and deposits, while certain liabilities and assets, such as the assets related to KVA12123, are excluded.

HCRX Purchase Agreement

On February 4, 2025, Kineta entered into an asset purchase agreement (the “HCRX Asset Purchase Agreement”) with HCRX Investments Holdco, L.P. (“HCRX”) pursuant to which Kineta agreed to sell and transfer to HCRX specific intellectual property and related assets. The key purchased assets include Kineta’s right, title and interest in, to and under the Technology Transfer and License Agreement with Genentech (as amended to date), the Exclusive License and Research Collaboration Agreement with Merck (as amended to date, the “Merck Agreement”), and the Exclusive License Agreement with FAIR Therapeutics (as amended to date), certain issued and pending patents and know-how specifically related to these three agreements and 27.5% of all amounts actually paid to and received by HCRX (as assignee of Kineta) under these three agreements (the “License Receivables”), provided however, solely with respect to License Receivables attributable to the commencement of IND-enabling GLP toxicology studies milestone under the Merck Agreement, the percentage shall equal 55% of such License Receivables. The assets excluded from the HCRX Asset Purchase Agreement were 72.5% or 45%, as applicable, of the License Receivables and any right, title or interest in, to and under any contracts, assets, properties, interests in properties or rights (whether real, personal or mixed, tangible or intangible) of Kineta and its affiliates other than the those included as purchased assets for a period not to exceed six years according to the HCRX Asset Purchase Agreement. The purchase price consists of a nominal base amount of $1.00 and the assumption of the specified liabilities. HCRX assumed liabilities accruing after the closing date, including executory obligations under the assigned contracts, while Kineta retained the liabilities related to the excluded assets, the ownership of the transferred intellectual property arising before the closing date of the HCRX Asset Purchase Agreement, and specific tax liabilities.

Additional Information about the Proposed Mergers and Where to Find It

This communication may be deemed to be solicitation material with respect to the proposed transactions between TuHURA and Kineta. In connection with the proposed transactions, Kineta has filed relevant materials with the Securities and Exchange Commission (the “SEC”), including the preliminary joint proxy statement/prospectus filed on February 7, 2025 (the “Preliminary Joint Proxy Statement/Prospectus”). Kineta will mail the definitive joint proxy statement/prospectus to the Kineta stockholders. Investors and securityholders of TuHURA and Kineta are urged to read these materials because they contain important information about TuHURA, Kineta and the Mergers. This communication is not a substitute for the definitive joint proxy statement/prospectus, when it becomes available, or any other documents that Kineta may file with the SEC or send to securityholders in connection with the proposed transactions.

Investors and securityholders may obtain free copies of the documents filed with the SEC, once available, on Kineta’s website at www.kinetabio.com, on the SEC’s website at www.sec.gov or by directing a request to Kineta’s Investor Relations at (206) 378-0400.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended (the “Securities Act”).

Participants in the Solicitation

Each of TuHURA, Kineta and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Kineta in connection with the proposed transactions. Information about the executive officers and directors of Kineta is set forth in Preliminary Joint Proxy Statement/Prospectus. To the extent that holdings of Kineta’s securities have changed since the amounts printed in Kineta’s proxy statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Information about TuHURA’s directors and executive officers is set forth in the Preliminary Joint Proxy Statement/Prospectus. Other information regarding the interests of such individuals, who may be deemed to be participants in the solicitation of proxies for the stockholders of Kineta, will be set forth in the definitive joint proxy statement/prospectus. You may obtain free copies of these documents as described above.

Cautionary Statement Regarding Forward-Looking Statements

This document contains certain “forward-looking statements” within the meaning of, and subject to the safe harbor created by, Section 27A of the Securities Act, Section 21E of the Exchange Act and the Private Securities Litigation Reform Act of 1995, which are referred to as the safe harbor provisions. Statements included herein are not historical facts are forward-looking statements, including statements about the beliefs and expectations of the management of each of TuHURA and Kineta. In some cases, you can identify these statements by terminology such as “may,” “should,” “plans,” “believe,” “will,” “anticipate,” “estimate,” “expect,” “project,” or “intend,” including their opposites or similar phrases or expressions. TuHURA and Kineta caution investors that any forward-looking statements, including statements related to anticipated operating results, business strategies and outlook of TuHURA and Kineta, proposed financing for the transaction, anticipated benefits of the Mergers, the anticipated impact of the Mergers on TuHURA’s and Kineta’s business and future financial and operating results, the expected amount and timing of synergies from the Mergers, the anticipated closing date for the Mergers and other aspects of Kineta’s and TuHURA’s operations or operating results, are only predictions and involve known and unknown risks and uncertainties, many of which are beyond TuHURA’s and Kineta’s control, and could cause actual results to differ materially from those indicated in such forward-looking statements, which speak only as of the date of this Form 8-K. These factors, risks and uncertainties include, but are not limited to: the completion of the Mergers on anticipated terms and timing, anticipated tax treatment and unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition, losses, pricing trends, future prospects, credit ratings, business and management strategies which may adversely affect each of TuHURA’s and Kineta’s business, financial condition, operating results and the price of their respective common stocks; the failure to satisfy the conditions to the completion of the Mergers, including the adoption of the Merger Agreement by the stockholders of Kineta and TuHURA’s completion of the Concurrent Investment, in a timely manner, or at all, or the failure to satisfy any of the other conditions to the completion of the Mergers, or unexpected delays in satisfying any conditions; uncertainties related to Kineta’s cash level and ability to continue as a going concern; the price of TuHURA Common Stock and Kineta Common Stock could change before the completion of the Mergers, including as a result of uncertainty as to the long-term value of the common stock of TuHURA or as a result of broader stock market movements; risks relating to the amount of Kineta’s Estimated Net Working Capital Amount at the Closing, including any resulting reduction or adjustments to the Merger Consideration or failure of the condition that Kineta’s Estimated Net Working Capital Deficit not exceed $12,000,000 at the Closing; uncertainties as to access to available financing, including the Concurrent Investment, to complete the Mergers upon acceptable terms and on a timely basis or at all; the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, including a termination of the Merger Agreement under circumstances that could require Kineta to pay a termination fee to TuHURA; risks that the Mergers do not qualify as a reorganization under the Code; the risk that, if the Mergers or another strategic transaction is not successfully completed, the Kineta board of directors may decide to pursue a dissolution and liquidation of Kineta; the effect of the announcement or pendency of the transaction on Kineta’s or TuHURA’s business relationships, competition, business, financial condition, and operating results; risks that the Mergers disrupt current plans and operations of Kineta or TuHURA and the ability of Kineta or TuHURA to retain and hire key personnel; risks related to diverting either management team’s attention from ongoing business operations of Kineta or TuHURA; the outcome of any legal proceedings that may be instituted against Kineta or TuHURA related to the Merger Agreement or the transaction; the ability of TuHURA to successfully integrate Kineta’s business or fully realize the anticipated synergies or other benefits expected from the Mergers; the ability of TuHURA to implement its plans, forecasts, expected financial performance and other expectations with respect to Kineta’s business or the combined business after the completion of the Mergers and realize additional opportunities, develop customer relationships, additional products and Kineta’s existing business; risks associated with third party contracts containing consent and/or other provisions that may be triggered by the Mergers; the potentially significant amount of any costs, fees, expenses, impairments or charges related to the Mergers; the risk of no amounts being payable under the Disposed Asset Payment Right; the potential dilution of TuHURA and Kineta stockholders’ ownership percentage of TuHURA after the Mergers as compared to their ownership percentage of TuHURA and Kineta, as applicable, prior to the Mergers; TuHURA and Kineta directors and executive officers having interests in the Mergers that are different from, or in addition to, the interests of TuHURA and Kineta stockholders generally; macroeconomic conditions and geopolitical uncertainty in the global economy; uncertainty in the growth of the biopharmaceutical sector; the highly competitive industries TuHURA and Kineta operate in; actions by the U.S. or foreign governments, such as the imposition of additional export restrictions or tariffs; legislative, regulatory and economic developments affecting Kineta’s and TuHURA’s businesses; the evolving legal, regulatory and tax regimes under which Kineta and TuHURA operate; restrictions during the pendency of the Mergers that may impact Kineta’s or TuHURA’s ability to pursue certain business opportunities or strategic transactions, and unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, as well as Kineta’s and TuHURA’s response to any of the aforementioned factors. The foregoing list of risks, uncertainties and factors is not exhaustive. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements.

You should carefully consider the foregoing factors and the other risks and uncertainties that affect the businesses of TuHURA and Kineta described in the “Risk Factors” section of their respective Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed by either of them from time to time with the SEC, including the Preliminary Joint Proxy Statement/Prospectus. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. All forward-looking statements by their nature address matters that involve risks and uncertainties, many of which are beyond TuHURA’s and Kineta’s control, and are not guarantees of future results. Readers are cautioned not to put undue reliance on forward-looking statements, and TuHURA and Kineta assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, unless required by law. Neither TuHURA nor Kineta gives any assurance that either TuHURA or Kineta will achieve its expectations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 7, 2025

Kineta, Inc.

By:	/s/ Craig Philips
Name:	Craig Philips
Title:	President